Filed pursuant to Rule 497(e)

File Nos. 33-36528 and 811-6161

ALLIANZ FUNDS

Supplement dated January 14, 2014 to the

Statutory Prospectuses for Administrative Class, Institutional Class, Class A, Class B, Class C, Class D, Class P and

Class R shares of all series of Allianz Funds except for AllianzGI Money Market Fund

Dated August 28, 2013 (as revised December 19, 2013) (as supplemented thereafter)

Disclosure Relating to AllianzGI Wellness Fund

Within the Fund Summary relating to AllianzGI Wellness Fund (the “Fund”), the subsection entitled “Management of the Fund — Portfolio Managers” is hereby restated in its entirety as follows:

John Schroer, CFA, lead portfolio manager and director, has managed the Fund since 2014.

Michael Dauchot, MD, CFA, portfolio manager, director and senior research analyst U.S. Healthcare, has managed the Fund since 2005 and also managed the Fund from 1999 to 2004.

Paul A. Wagner, Ph.D., CFA, portfolio manager, director and senior research analyst U.S. Healthcare, has managed the Fund since 2008.

The information relating to the Fund contained in the table in the subsection “Management of the Funds — Sub-Advisers — AllianzGI U.S.” in the Prospectus is hereby deleted and replaced with the following:

Allianz Fund	Portfolio Managers	Since	Recent Professional Experience
AllianzGI Wellness Fund	John Schroer, CFA (Lead)	2014	Mr. Schroer, CFA, is a portfolio manager and a director with Allianz Global Investors, which he joined in 2014. He is the sector head of the Health Care team. Mr. Schroer has more than 20 years of investment-industry experience. He was previously the president of Schroer Capital, L.P.; an equity analyst with HealthCor Management, L.P.; a managing member and portfolio manager for ITROS Capital Management, LLC; a global partner, senior vice president, and portfolio manager for INVESCO; and an analyst for Trust Company of the West. Mr. Schroer has a B.S. in history and international relations and an M.B.A. in finance from the University of Wisconsin.

	Michael Dauchot, MD, CFA	1999-2004; 2005	Dr. Dauchot, CFA, is a portfolio manager, a senior research analyst and a director with Allianz Global Investors, which he joined in 1999. He is part of the Health Care team, focusing on medical technology and emerging pharmaceuticals. Dr. Dauchot has 17 years of investment-industry experience. He previously worked at Pequot Capital Management and BancBoston Robertson Stephens. Dr. Dauchot has a degree in chemistry from Case Western Reserve University, an M.B.A. from the Kellogg School of Management at Northwestern University and an M.D. from the University of Cincinnati College of Medicine.

Paul A. Wagner, PhD, CFA	2008	Mr. Wagner, CFA, is a portfolio manager, a senior research analyst and a director with Allianz Global Investors, which he joined in 2006. He has biotechnology responsibilities for the US Health Care team and has 14 years of investment-industry experience. Mr. Wagner previously worked at PDL BioPharma in corporate and business development, and was a vice president and senior equity-research analyst in the biotechnology sector at Lehman Brothers. He has a B.S. in chemistry from the University of Wisconsin and a Ph.D. in chemistry from the California Institute of Technology.

Disclosure Relating to AllianzGI Mid-Cap Fund

The information under “Recent Professional Experience” for Tim McCarthy, a portfolio manager of AllianzGI Mid-Cap Fund, contained in the table in the subsection “Management of the Funds — Sub-Advisers — AllianzGI U.S.” in the Prospectus is hereby deleted and replaced with the following:

Mr. McCarthy is a portfolio manager and a vice president with Allianz Global Investors, which he joined in 2003. He is a member of the US Mid Cap team. Mr. McCarthy was previously a portfolio manager and analyst on the Small Cap team, and a member of the Quantitative Analytics & Risk Strategy group. Mr. McCarthy has 14 years of investment-industry experience. He was previously a portfolio product specialist at FactSet Research Systems, where he had responsibilities for portfolio construction, risk analysis and performance. Mr. McCarthy has a B.S. in business administration with a concentration in finance from the University of Vermont.

Please retain this Supplement for future reference.

Filed pursuant to Rule 497(e)

File Nos. 33-36528 and 811-6161

ALLIANZ FUNDS

Supplement dated January 14, 2014

to the Statement of Additional Information (the “SAI”)

of all series of Allianz Funds except for AllianzGI Money Market Fund

Dated August 28, 2013 (as revised December 19, 2013) (as supplemented thereafter)

Disclosure Relating to AllianzGI Wellness Fund

The subsection captioned “AllianzGI U.S.” in the section titled “Portfolio Manager Compensation, Other Accounts Managed, Conflicts of Interest and Corporate Culture” under “Management of the Trust” is hereby revised to indicate that John Schroer has been added as the lead portfolio manager of AllianzGI Wellness Fund (the “Fund”).

Information regarding other accounts managed by Mr. Schroer, as well as his ownership of securities of the Fund, each as of January 10, 2014, is provided below.

Other Accounts Managed

Portfolio Manager	Other Pooled Investment Vehicles		Other Accounts		Other Registered Investment Companies
	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
John Schroer	1	67	0	0	0	0

Accounts and Assets for which Advisory Fee is Based on Performance

Portfolio Manager	Other Pooled Investment Vehicles		Other Accounts		Other Registered Investment Companies
	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
John Schroer	0	0	0	0	0	0

Securities Ownership

AllianzGI Wellness	Dollar Range of Equity Securities
John Schroer	None

Disclosure Relating to All Funds

The subsections captioned “Compensation Structure for the AllianzGI U.S. Funds, (including Allianz NFJ Funds)” and “Compensation Structure for the Allianz Legacy RCM Funds” in the section titled “Portfolio Manager Compensation, Other Accounts Managed, Conflicts of Interest and Corporate Culture” under “AllianzGI U.S.” is hereby deleted and replaced with the following:

Compensation Structure for AllianzGI U.S. (including NFJ )

Our compensation system is designed to support our corporate values and culture. While we acknowledge the importance of financial incentives and seek to pay top quartile compensation for top quartile performance, we also believe that compensation is only one of a number of critically important elements that allow the emergence of a strong, winning culture that attracts, retains and motivates talented investors and teams. Our compensation system supports our belief that investment professionals are a key element of the company’s success in meeting clients’ objectives. To the extent that there are regional experts located in other AllianzGI U.S.-affiliated offices worldwide who are “associated persons” of AllianzGI U.S. and who serve as portfolio managers for Funds, this compensation strategy is applied independently by the AllianzGI U.S.-affiliated company that employs such a portfolio manager. In such cases, AllianzGI U.S. compensates the employing company through an affiliated transfer pricing arrangement that takes into account the value placed by AllianzGI U.S. on the shared service of the portfolio manager.

The primary components of compensation are the base salary and an annual discretionary variable compensation payment. This variable compensation component typically comprises a cash bonus that pays out immediately as well as a deferred component, for members of staff whose variable compensation exceeds a certain threshold. The deferred component for most recipients would be a notional award of the Long Term Incentive Program (“LTIP”); for members of staff whose variable compensation exceeds an additional threshold, the deferred compensation is itself split 50%/50% between the LTIP and a Deferral into Funds program (“DIF”). Currently, the marginal rate of deferral of the variable compensation can reach 42% for those in the highest variable compensation bracket. Overall awards, splits and components are regularly reviewed to ensure they meet industry best practice and, where applicable, at a minimum comply with regulatory standards.

Base salary typically reflects scope, responsibilities and experience required in a particular role, be it on the investment side or any other function in our company. Base compensation is regularly reviewed against peers with the help of compensation survey data. Base compensation is typically a greater percentage of total compensation for more junior positions, while for the most senior roles it will be a comparatively small component, often capped and only adjusted every few years.

Discretionary variable compensation is primarily designed to reflect the achievements of an individual against set goals, over a certain time period. For an investment professional these goals will typically be 70% quantitative and 30% qualitative. The former will reflect a weighted average of investment performance over a three-year rolling time period (one-year (25%) and three year (75%) results) and the latter reflects contributions to broader team goals, contributions made to client review meetings, product development or product refinement initiatives. Portfolio managers have their performance metric aligned with the benchmarks of the client portfolios they manage.

The LTIP element of the variable compensation cliff vests three years after each (typically annual) award. Its value is directly tied to the operating result of Allianz Global Investors over the three year period of the award.

The DIF element of the variable compensation cliff vests three years after each (typically annual) award and enables these members of staff to invest in a range of Allianz Global Investors funds (investment professionals are encouraged to invest into their own funds or funds where they may be influential from a research or product group relationship perspective). Again, the value of the DIF awards is determined by the growth of the fund(s) value over the three year period covering each award.

Assuming an annual deferral of 33% over a three year period, a typical member of staff will have roughly one year’s variable compensation (3x33%) as a deferred component ‘in the bank’. Three years after the first award, and for as long as deferred components were awarded without break, cash payments in each year will consist of the annual cash bonus for that current year’s performance as well as a payout from LTIP/DIF commensurate with the prior cumulative three-year performance.

There are a small number of revenue sharing arrangements that generate variable compensation for specialist investment teams, as well as commission payments for a limited number of members of staff in distribution. These payments are subject to the same deferral rules and deferred instruments as described above for the discretionary compensation element.

In addition to competitive compensation, the firm’s approach to retention includes providing a challenging career path for each professional, a supportive culture to ensure each employee’s progress and a full benefits package.

Please retain this Supplement for future reference.